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                                    [LETTERHEAD]




                                        July 29, 1998



OFFITBANK Variable Insurance Fund, Inc.
400 Bellevue Parkway
Wilmington, DE 19809

     Re:  OFFITBANK Variable Insurance Fund, Inc.
          Post-Effective Amendment No. 12
          Registration No. 33-81748, 811-8640
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Dear Gentlemen/Ladies:

          We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A.

                                          Very truly yours,



                                          /s/ Kramer, Levin, Naftalis & Frankel